Exhibit 99.1

1 Jefferies 4th Annual Internet Conference February 27, 2008

2 Introduction David Brown Chairman & CEO Website Pros NASDAQ: WSPI

3 Website Pros Company Overview Website Pros: a highly-diversified Web & marketing services company * Non-GAAP revenues based on Q4’07 • A leader in Web and marketing services • $125 million+ annualized revenue run rate* • 263,000 paid subscribers as of December 31, 2007 • Target customer: small and medium-sized businesses • Founded in 1997 • Numerous brands: Web.com, Leads.com, Renovation Experts, 1ShoppingCart, Submitawebsite, etc. • Own 21 patents covering proprietary technology • Closed merger with Web.com on September 30, 2007 • Headquartered in Jacksonville, FL • NASDAQ: WSPI

4 A Sizable and Shifting Market Opportunity 82% of consumers who search online follow up with offline action (TMP) Over 27 million SMBs (SBA); approximately 50% with a web presence (Kelsey Group) For the first time ever, Internet searches exceed print usage in 2007 (comScore/TMP)

5 SMB Marketplace Highly Fragmented WSPI Primary Target: Small Business Owner • Small, micro or home-based businesses, 1-100 employees WSPI Secondary Target: Personal / Family • Non-technical users interested in hobby, photo and resume websites.

6 Services Designed to Improve Small Business

7 A Complete Offering: Website, Marketing, etc.

8 Measuring Success for our Customers

9 Go to Market Strategy: Multi-Channel Approach

10 Direct Marketing Channel

11 Outbound Sales Channel

12 Partnership Channel

13 Websites Pros Subscriber Growth Subscriber numbers are combined pro-forma across Website Pros and Web.com from Q1’06 through Q4’07

14 A Proven History of Driving ARPU Higher Average Revenue Per User “ARPU” is calculated using the GAAP revenue for the quarter reported divided by the average number of subscribers for the period.

15 Website Pros Customer Churn Q4’07 – reflects the addition of Web.com Churn is calculated as the number of subscribers cancelled during the period divided by the sum of the number of subscribers at the beginning of the period and the gross number of subscribers added during the period.

16 Website Pros Quarterly Revenue Growth Q4’07 – reflects the addition of Web.com

17 Non-GAAP EPS Non-GAAP income from operations excludes the effect of stock-based compensation, amortization of intangibles, non-recurring restructuring charges and revenue eliminated in purchase accounting

18 2008 Business Outlook First Quarter 2008 • Revenue - $31.3 – $31.6M • Non-GAAP EPS - $0.14 - $0.16 Raised FY2008 non-GAAP Revenue & Profitability Outlook 2008 Full Year • Revenue – $133 - $137M • Non-GAAP EPS – $0.78 - $0.82 Non-GAAP revenue and income from operations excludes the effect of stock-based compensation, amortization of intangibles, non-recurring restructuring charges and revenue eliminated in purchase accounting

19 2008 Goals • Leverage merger to drive revenue and cost savings opportunities • Continued strong earnings growth • Expand market share • Leverage core competencies to drive revenue • Strengthen online marketing leadership position • Return high shareholder value

20 Safe-Harbor Statement This presentation includes certain "forward-looking statements" including, without limitation, statements under the headings “2008 Goals”, “2008 Business Outlook” that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. These statements are sometimes identified by words such as “may,” “feel,” "intends," "plans," "believes," "estimates" or words of similar meaning. As a result of the ultimate outcome of such risks and uncertainties, Website Pros’ actual results could differ materially from those anticipated in these forward-looking statements. These statements are based on our current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, our ability to integrate the Website Pros and Web.com businesses, our ability to maintain our sales efficiency, our ability to maintain our existing, and develop new, strategic relationships, the number of our net subscriber additions and our monthly customer turnover. These and other risk factors are set forth under the caption "Risk Factors" in Website Pros’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission, which is available on a Website maintained by the Securities and Exchange Commission at www.sec.gov. Website Pros expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

21 Jefferies 4th Annual Internet Conference February 27, 2008